June 5, 2000

                                THE UNIFIED FUNDS
                           The Starwood Strategic Fund

                            Supplement to Prospectus
                             Dated February 1, 2000


         The description of the Starwood Strategic Fund's principal strategies on page 3 of the Prospectus is supplemented as follows:

While the Fund invests primarily in equity securities of seasoned, financially strong companies, investors should be aware that the Fund's portfolio may include some companies that would not be considered seasoned or financially strong and that some of the companies in the Fund's portfolio may not have all of the characteristics listed in the second sentence under "Principal Strategies." Investors should also be aware that, while it is anticipated the Fund will diversify its investments across a range of industries and industry sectors, certain sectors are likely to be overweighted compared to others because the Fund's investment adviser seeks the best growth opportunities regardless of sector. The Fund may, for example, be overweighted at times in the technology sector. The sectors in which the Fund may be overweighted will vary at different points in the economic cycle.


         The description of the Starwood Strategic Fund's principal risks on page 3 of the Prospectus is revised to add the following:

Sector Risk. As of the date of this Supplement to the Prospectus, a significant portion of the Fund's assets is invested in the technology sector, including telecommunications. A weakness in this sector could result in significant losses to the Fund. Technology companies may be significantly affected by falling prices and profits, and intense competition. In addition, the rate of technological change is generally higher than other companies, often requiring extensive and sustained investment in research and development, and exposing such companies to the risk of rapid product obsolescence. Telecommunications companies are also subject to changing government regulations that may limit profits and restrict services offered. Changes in governmental policies, such as telephone and cable regulations and anti-trust enforcement, may have a material effect on the products and services of these companies. It is likely that some of today's technology companies will not exist in the future. The price of many technology stocks has risen based on projections of future earnings and company growth. If a company does not perform as expected, the price of the stock could decline significantly. Many technology companies are currently operating at a loss and may never be profitable.


         This supplement and the Prospectus dated February 1, 2000 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Security and Exchange Commission dated February 1, 2000, which is incorporated herein by reference and can be obtained without charge by calling the Funds at 1-800-408-4682.